UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported): July 24, 2003


                                GORAN CAPITAL INC.
             (Exact name of registrant as specified in its charter)


Canada                         000-24366               Not  Applicable
(State  or  other              (Commission             (IRS  Employer
jurisdiction  of               File  Number)           Identification  No.)
incorporation)



                4720 Kingsway Drive, Indianapolis, Indiana 46205
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (317) 259-6400


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item  5.     Other  Events
             -------------

             Symons International Group, Inc. (SIG), the 73.8% - owned subsidiary of Goran Capital Inc., announced on July 24, 2003 that G. Gordon Symons has retired as Chairman of the Board of SIG. Mr. Symons will continue to serve as Chairman of the Board of Goran Capital Inc. See attached press release.


Item  7.     Financial  Statements  and  Exhibits
             ------------------------------------

(1)          Financial  Statements:  None.

(2)          Proforma  Financial  Equation:  None.

(3)          Exhibits:

             (1)    Press  release  issued  July  25,  2003





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July  25,  2003                         GORAN  CAPITAL  INC.


                                           By:  s/  Douglas  H.  Symons
                                                -----------------------
                                                Chief  Executive  Officer